Earnings per share	12 Months Ended
Sep. 30, 2021
Earnings per share
Earnings per share

8.    Earnings per share

Basic earnings/(loss) per share is calculated by dividing the profit/(loss) attributable to shareholders by the weighted average number of ordinary shares in issue during the period.

		Weighted
		average
		number of	Per share
Basic EPS	Earnings	shares	amount
	$		$
2021	(271,729,101)	68,326,365	(3.9769)
2020	(568,319)	59,260,796	(0.0096)
2019	1,037,565	59,260,796	0.0175

8.    Earnings per share (continued)

Prior to the reverse recapitalisation, the EPS of the combined company is presented on the basis of Arqit Limited shares outstanding, adjusted using the share exchange ratio of 46.06.

Diluted EPS is equal to basic EPS in 2019 as the potentially diluted instruments were not in the money and therefore not dilutive. Diluted EPS is not relevant for 2020 and 2021 due to the loss for the year.